American International Life Assurance Company of New York

                               Variable Account B

                              PROSPECTUS SUPPLEMENT

                              Dated March 19, 1999

Supplement to the Group Flexible Premium Variable Universal Life Insurance Policy Prospectus dated July 9, 1998.

         This Supplement provides information regarding a change in the investment options available under the Contract. The VIP Money Market Portfolio of Variable Insurance Products Fund is no longer available as an investment option. The Money Market Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. is available to Contract Owners in addition to the Morgan Stanley Dean Witter Portfolios offered in the Prospectus. All references to Money Market Portfolio now refer to the Money Market Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc.

         This Supplement amends the contents of the Prospectus, under the headings indicated, as follows:

                               PORTFOLIO EXPENSES
                             As of December 31, 1997

                                                                     Total
                     Management       Other                        Operating
Portfolio               Fee          Expenses     12b-1 Fees       Expenses

MORGAN STANLEY
Money Market*          0.08            0.47        0.00              0.55%

* As disclosed in the 1997 Annual Report, the management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the adviser to the extent "Total Fund Operating Expenses" exceed the percentages set forth above. The adviser can terminate this voluntary waiver at any time in its sole discretion. Absent such reductions, "Total Fund Operating Expenses" and "Management Fees" respectively, would be 0.77% and .30% for the period ending December 31, 1997 (expenses and fees for the Money Market Portfolio are based on estimates assuming the average daily net assets of the Portfolio will be not more than $50,000,000).

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of December 31, 1997


                    Inception                                            Since
Portfolio              Date   1 Year   3 Years    5 Years  10 Years    Inception
------------------  --------- ------   -------    -------  --------    ---------

MORGAN STANLEY
Money Market*        N/A      N/A        N/A        N/A     N/A            N/A

* Performance information is not included because as of December 31, 1997, the Portfolio was not available under the Policy.

MORGAN STANLEY FUNDS

         This Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments with remaining maturities of one year or less. While the portfolio is managed with the goal of keeping its share price stable at $1.00, there can be no assurance this goal will be achieved. The rate of income will vary from day to day, generally reflecting short-term interest rates.